                                                                  Exhibit 10.7.4

                                            Illinois Department of Public Aid

                                            201 South Grand Avenue East
                                            Springfield, Illinois 62763-0001

                                            Telephone: (217) 524-7478
                                            TTY: (800) 526-5812
    [Logo]

Rod R. Blagojevich, Governor
    Barry S. Maram, Director

March 18,2003



Dwight Jones, M.D.
Chief Executive Officer
AMERIGROUP Illinois, Inc.
211 West Wacker Drive, Suite 1350
Chicago, Illinois 60606

RE: 2001-24-006-KA5

Dear Dr. Jones:


Enclosed for your files is one original signature copy of Amendment No.5 which extends the term of AMERIGROUP Illinois, Inc.'s contract with the Department through June 30, 2003.

Sincerely,

/s/ Kelly Carter

Kelly Carter, Chief
Bureau of Contract Management

Enclosure: 1

















E-Mail: dpawebmaster@state.il.us                    Internet:
                                      http://www.state.il.us/dpa/

                                STATE OF ILLINOIS
                            DEPARTMENT OF PUBLIC AID

                              AMENDMENT NO.5 TO THE
                      CONTRACT FOR FURNISHING HEALTH SERVICES
                                      BY A
                       HEALTH MAINTENANCE ORGANIZATION
                                 2001-24-006-KA5

WHEREAS, the parties to the Contract for Furnishing Health Services by a Health Maintenance Organization ("CONTRACT"), the Illinois Department of Public Aid, 201 South Grand Avenue East, Springfield, Illinois 62763-0001(herein referred to as "Department"), acting by and through its Director, and AMERIGROUP Illinois, Inc., formerly known as AMERICAID Illinois, Inc. d/b/a Americaid Community
Care, (herein after referred to as "Contractor"), desire to amend the CONTRACT; and

WHEREAS, pursuant to Article 9, Section 9.9(a) of the CONTRACT, the CONTRACT may be modified or amended by the mutual consent of the parties;

NOW THEREFORE, the CONTRACT shall be amended as follows:

1    Article 8 is amended by adding the following language to the end of section 8.1, Term:

     "Notwithstanding the aforementioned language, this contract shall remain in effect through June 30, 2003."

     All other terms and conditions of the CONTRACT shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have hereunto caused this agreement to amend the CONTRACT to be executed by their duly authorized representatives, effective upon execution by the Department.

        DEPARTMENT OF PUBLIC AID                 AMERIGROUP Illinois, Inc.


        /s/ Illegible                            By: /s/ Dwight E. Jones
        ---------------------------------            ---------------------------

                                                 Printed Name: Dwight E. Jones
                                                               -----------------

            Acting Director                      Title:  CEO
       ----------------------------------               ------------------------
Date:          2-25-03                           Date:   2/30/02
       ----------------------------------               ------------------------

                                                 FEIN: 54-176 1812
                                                       -------------------------



                                   Page 1 of 1